UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT DECEMBER 31, 2007	Legg Mason Partners Variable Strategic Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable Strategic
Bond Portfolio

Annual Report • December 31, 2007

What’s
Inside

Portfolio Objective
The Portfolio seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Letter from the Chairman	I

Portfolio Overview	1

Portfolio at a Glance	5

Portfolio Expenses	6

Portfolio Performance	8

Historical Performance	9

Schedule of Investments	10

Statement of Assets and Liabilities	24

Statement of Operations	25

Statements of Changes in Net Assets	26

Financial Highlights	27

Notes to Financial Statements	29

Report of Independent Registered Public Accounting Firm	42

Board Approval of Management and Subadvisory Agreements	43

Additional Information	48

Letter from the Chairman
R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.
Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated:

Legg Mason Partners Variable Strategic Bond Portfolio  I

“Today’s policy action, combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”
During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended December 31, 2007, two-year Treasury yields fell from 4.82% to 3.05%. Over the same period, 10-year Treasury yields fell from 4.71% to 4.04%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.97%.
Increased investor risk aversion during the summer of 2007 and toward the end of the reporting period tempered the gains in the high-yield bond market over the 12 months ended December 31, 2007. During that period, the Citigroup High Yield Market Indexv returned 1.84%. While high-yield bond prices rallied several times during the period, flights to quality in June and July, as well as in November, dragged down the sector, despite continued low default rates.
Despite a dramatic flight to quality and weakness during the summer of 2007, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.28% over the 12 months ended December 31, 2007. Overall solid demand,

II  Legg Mason Partners Variable Strategic Bond Portfolio

an expanding global economy, strong domestic spending and the Fed’s rate cuts supported the emerging market debt asset class.
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

Special Shareholder Notice
Effective August 24, 2007, the Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Mark S. Lindbloom, Edward A. Moody, Carl L. Eichstaedt, Detlev S. Schlichter, Keith J. Gardner and Michael C. Buchanan. The team is responsible for overseeing the day-to-day operations of the Portfolio. Messrs. Leech, Walsh, Eichstaedt, Moody and Gardner are employed by Western Asset Management Company (“Western Asset”). Mr. Schlichter is employed by Western Asset Management Company Limited (“Western Asset Limited”). Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. Western Asset Limited provides certain advisory services to the Portfolio relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds.

Information About Your Portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.
Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Variable Strategic Bond Portfolio  III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 30, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

IV  Legg Mason Partners Variable Strategic Bond Portfolio

Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.82% and 4.71%, respectively. After tepid gross domestic product (“GDP”)ii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.
However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiii and the federal funds rateiv in August and September, respectively. In October, the volatility in the bond market was less extreme before another flight to quality occurred in November, causing bond yields to fall even further. At the end of the fiscal year, two- and 10-year Treasury yields were 3.05% and 4.04%, respectively.
International bonds also experienced periods of volatility, but generated positive performance during the fiscal year. However, given relatively strong international growth and inflationary pressures, they lagged their U.S. counterparts. In the Eurozone, the European Central Bank (“ECB”) raised interest rates in March and in June as it sought to temper growth as inflation exceeded its target. The ECB then remained on hold for the rest of the reporting period as they monitored the repercussions of the U.S. subprime meltdown. After raising rates in January, May and July of 2007, the Bank of England reversed course and lowered rates in December in an attempt to stimulate economic growth. During the year as a whole, the Lehman Brothers Global Aggregate Indexv returned 5.33%.
Given the aforementioned flights to quality, lower-rated bonds experienced periods of weakness during the fiscal year. Over the period, high-yield bonds, as measured by the Citigroup High Yield Market Indexvi, returned 1.84%. This modest return was largely the result of sharp price declines in high-yield bond prices in June, July and November. The emerging debt markets also experienced periods of volatility during the year. However, continued global growth, high commodity prices and numerous Fed rate cuts helped the asset class to hold up relatively well. For the 12-month period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 6.28%.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  1

Performance Review
For the 12 months ended December 31, 2007, Class I shares of Legg Mason Partners Variable Strategic Bond Portfolio1 returned 1.99%. The Portfolio’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexviii, returned 6.97% for the same period. The Lipper Variable Global Income Funds Category Average2 increased 7.98% over the same time frame.

Performance Snapshot as of December 31, 2007 (unaudited)

	6 Months	12 Months

Variable Strategic Bond Portfolio[1] — Class I Shares	1.60%	1.99%

Lehman Brothers U.S. Aggregate Index	5.93%	6.97%

Lipper Variable Global Income Funds Category Average[2]	7.15%	7.98%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Class II shares returned 1.38% over the six months ended December 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance information for the 12-month period is not provided for Class II shares as this share class commenced operations on February 2, 2007.

The 30-Day SEC Yields for the period ending December 31, 2007 for Class I and II shares were 5.56% and 4.93%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class I and II shares would have been 5.56% and −0.32%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for Class I and Class II shares were 0.81% and 1.06%, respectively.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.00% for Class I shares and 1.25% for Class II shares. These expense limitations may be reduced or terminated at any time.
1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 40 funds for the six-month period and among the 39 funds for the 12-month period in the Portfolio’s Lipper category.

2  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Q. What were the most significant factors affecting Portfolio performance?
What were the leading contributors to performance?
A. During the reporting period, we positioned the Portfolio in anticipation of a steepening yield curveix. We emphasized short-dated securities in the belief that their prices would rise relative to longer-dated securities if the Fed needed to lower rates more aggressively. This was beneficial to performance as the yield curve did indeed steepen and the Fed initiated their easing cycle in the second half of the year. Short-term yields declined more than their longer-term counterparts as a result. Elsewhere, our overall long durationx strategy enhanced results as interest rates displayed a downward parallel shift during the 12-month reporting period.

What were the leading detractors from performance?
A. Due to the fallout from the U.S. subprime mortgage meltdown and several flights to quality, the Portfolio’s overweight exposure to the mortgage-backed sector detracted from performance. Within the mortgage-backed sector, we emphasized agency pass-throughs, since they are generally immune to default risk and have traditionally performed well during times of slowing economic growth. During the period, we began paying closer attention to the performance of non-agency securities. These securities continued to sell off during the year regardless of quality, seniority, credit enhancements, vintage or type. We believe non-agency bonds suffered as investors avoided these more complex structures for simpler, agency-backed structures. Given this sell-off, our exposure to non-agency securities also hindered our results. Elsewhere, the Portfolio’s exposure to select lower-quality corporate securities hurt performance as riskier assets sold off during the second half of the year given increased investor risk aversion.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes during the period.

Thank you for your investment in Legg Mason Partners Variable Strategic Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 15, 2008

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on performance. Please see the Portfolio’s prospectus for more information on these and other risks

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

iv	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Lehman Brothers Global Aggregate Index is an index comprised of several other Lehman Brothers indexes that measure fixed-income performance of regions around the world.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vii	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

viii	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[x]	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

4  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Portfolio at a Glance (unaudited)

Investment Breakdown

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  5

Portfolio Expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on July 1, 2007 and held for the six months ended December 31, 2007.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

		Beginning	Ending	Annualized	Expenses
	Actual	Account	Account	Expense	Paid During
	Total Return(2)	Value	Value	Ratio	the Period(3)

Class I	1.60%	$1,000.00	$1,016.00	0.84%	$4.27

Class II	1.38	1,000.00	1,013.80	1.25	6.34

(1)	For the six months ended December 31, 2007.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Portfolio Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class I	5.00%	$1,000.00	$1,020.97	0.84%	$4.28

Class II	5.00	1,000.00	1,018.90	1.25	6.36

(1)	For the six months ended December 31, 2007.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  7

Portfolio Performance

Average Annual Total Returns(1) (unaudited)

	Class I	Class II

Twelve Months Ended 12/31/07	1.99%	N/A

Five Years Ended 12/31/07	5.80	N/A

Inception* through 12/31/07	5.92	1.48%

Cumulative Total Return(1) (unaudited)

Class I (Inception* through 12/31/07)	76.38%

Class II (Inception* through 12/31/07)	1.48

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class I and II shares are February 17, 1998 and February 2, 2007, respectively.

8  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class I shares of Legg Mason Partners Variable Strategic Bond Portfolio vs. the Lehman Brothers U.S. Aggregate Index† (February 17, 1998 - December 31, 2007)

†	Hypothetical illustration of $10,000 invested in Class I shares at inception on February 17, 1998, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2007. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an Index. The performance of the Portfolio’s other class, Class II, would be lower than the Class I shares’ performance indicated on this chart to the extent that Class II shares have higher expenses than Class I shares.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  9

Schedule of Investments (December 31, 2007)

LEGG MASON PARTNERS VARIABLE STRATEGIC BOND PORTFOLIO

Face
Amount	Security	Value

MORTGAGE-BACKED SECURITIES — 50.6%
FHLMC — 17.0%
	Federal Home Loan Mortgage Corp. (FHLMC):
$150,869	5.814% due 2/1/37 (a)(b)	$153,490
913,667	5.905% due 4/1/37 (a)(b)	928,229
418,685	5.943% due 5/1/37 (a)(b)	424,621
368,772	5.967% due 5/1/37 (a)(b)	374,809
	Gold:
4,021,447	5.500% due 11/1/35-12/1/37 (b)	4,014,262
7,753,736	6.000% due 9/1/37-12/1/37 (b)	7,870,741
800,000	FH 5/1, 1.000% due 1/1/38 (a)(c)	809,000

	TOTAL FHLMC	14,575,152

FNMA — 27.9%
	Federal National Mortgage Association (FNMA):
4,200,000	5.500% due 1/17/23-1/14/38 (c)	4,251,657
800,000	6.000% due 1/17/23-1/14/38 (c)	813,156
7,915	8.000% due 7/1/30-9/1/30 (b)	8,453
34,386	7.500% due 8/1/30-2/1/31 (b)	36,712
1,927,377	5.000% due 2/1/36 (b)	1,881,948
1,249,376	5.500% due 11/1/36-1/1/37 (b)	1,248,222
1,892,057	6.500% due 6/1/37-8/1/37 (b)	1,945,209
11,650,000	5.000% due 1/14/38 (c)	11,367,849
2,360,000	6.500% due 1/14/38 (c)	2,426,007

	TOTAL FNMA	23,979,213

GNMA — 5.7%
3,900,000	Government National Mortgage Association (GNMA), 6.000% due 1/22/38 (c)	3,993,234
900,000	Government National Mortgage Association (GNMA) II, 5.500% due 1/22/38 (c)	901,971

	TOTAL GNMA	4,895,205

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $43,254,896)	43,449,570

ASSET-BACKED SECURITIES — 9.0%
Credit Card — 0.5%
430,000	Washington Mutual Master Note Trust, 5.058% due 9/16/13 (a)(d)	425,274

Home Equity — 8.4%
213,156	Accredited Mortgage Loan Trust, 5.029% due 9/25/35 (a)(b)	201,671
541,417	ACE Securities Corp., 4.959% due 1/25/36 (a)(b)	232,747
53,659	Amortizing Residential Collateral Trust, 5.989% due 8/25/32 (a)(b)	9,849
82,349	Argent Securities Inc., 4.849% due 5/25/36 (a)(b)	82,135
590,000	Bear Stearns Asset-Backed Securities Trust, 5.139% due 9/25/34 (a)(b)	575,107
208,455	Countrywide Asset-Backed Certificates, 6.123% due 6/25/34 (a)(b)	169,203

See Notes to Financial Statements.

10  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Home Equity — 8.4% (continued)
	Countrywide Home Equity Loan Trust:
$821,838	5.577% due 11/15/28 (a)(b)	$795,688
609,280	5.327% due 12/15/33 (a)(d)	524,928
654,816	First Horizon ABS Trust, 4.949% due 10/25/34 (a)(b)	536,761
777,453	GMAC Mortgage Corp. Loan Trust, 5.615% due 2/25/31 (a)(b)(d)	748,851
107,749	Green Tree Financial Corp., 7.070% due 1/15/29 (b)	113,009
279,151	GSAMP Trust, 4.889% due 1/25/36 (a)(b)	203,595
509,137	Indymac Home Equity Loan Asset-Backed Trust, 5.035% due 4/25/36 (a)(b)	436,995
835,484	Lehman XS Trust, 4.999% due 9/25/46 (a)(b)	781,467
167,195	Long Beach Mortgage Loan Trust, 4.929% due 11/25/35 (a)(b)	166,201
2,007	Merrill Lynch Mortgage Investors Inc., 5.000% due 9/25/35 (d)	1,953
454,331	SACO I Trust, 4.959% due 3/25/36 (a)(b)	262,996
3,130	Sail Net Interest Margin Notes, 7.750% due 4/27/33 (e)	3
832,753	Securitized Asset Backed Receivables LLC, 5.019% due 2/25/37 (a)(b)	733,557
836,860	Washington Mutual Asset-Backed Certificates, 5.039% due 5/25/47 (a)(b)	675,886

	Total Home Equity	7,252,602

Manufactured Housing — 0.1%
46,205	Mid-State Trust, 7.340% due 7/1/35 (b)	49,476

	TOTAL ASSET-BACKED SECURITIES
	(Cost — $9,019,200)	7,727,352

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.4%
703,811	American Home Mortgage Investment Trust, 5.294% due 6/25/45 (a)(b)	702,437
810,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (a)(b)	814,614
475,916	Banc of America Mortgage Securities, 4.802% due 9/25/35 (a)(b)	472,567
146,487	Banc of America Mortgage Securities Inc., 5.184% due 12/25/34 (a)(b)	144,995
886,068	Bear Stearns Structured Products Inc., 6.021% due 9/27/37 (a)(d)	868,284
125,000	Commercial Mortgage Asset Trust, 7.350% due 1/17/32 (a)(b)	139,928
320,220	Commercial Mortgage Pass-Through Certificates, 5.447% due 7/16/34 (b)(d)	325,960
	Countrywide Alternative Loan Trust:
525,930	5.179% due 7/20/35 (a)(b)	496,403
551,007	5.118% due 11/20/35 (a)(b)	515,829
596,936	5.059% due 1/25/36 (a)(b)	563,217
666,838	4.999% due 7/25/46 (a)(b)	624,403
430,657	Countrywide Home Loan, Mortgage Pass-Through Trust, 5.089% due 5/25/35 (a)(b)	406,640
810,000	Credit Suisse Mortgage Capital Certificates, 5.555% due 2/15/39 (a)(b)	823,690
417,100	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.975% due 8/25/35 (a)(b)	411,381
	Downey Savings & Loan Association Mortgage Loan Trust:
429,679	5.175% due 3/19/45 (a)(b)	409,278
538,710	5.708% due 3/19/46 (a)(b)	521,202
538,710	5.708% due 3/19/47 (a)(b)	487,617
6,111,229	First Union National Bank Commercial Mortgage, IO, 0.780% due 5/17/32 (a)(e)	108,186
493,240	GSR Mortgage Loan Trust, 4.989% due 10/25/35 (a)(b)	496,542

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  11

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 23.4% (continued)
	Harborview Mortgage Loan Trust:
$428,368	5.365% due 11/19/34 (a)(b)	$421,618
495,424	5.032% due 1/19/35 (a)(b)	478,500
838,132	5.159% due 11/19/36 (a)(b)	786,982
387,996	Indymac Index Mortgage Loan Trust, 5.783% due 3/25/35 (a)(b)	386,298
175,815	Merit Securities Corp., 6.300% due 9/28/32 (a)(d)	162,257
	Merrill Lynch/Countrywide Commercial Mortgage Trust:
760,000	5.957% due 7/12/17 (a)(b)	796,739
740,000	5.750% due 6/12/50 (a)(b)	761,718
818,617	Morgan Stanley Mortgage Loan Trust, 5.594% due 3/25/36 (a)(b)	815,337
461,979	Sequoia Mortgage Trust, 5.165% due 6/20/33 (a)(b)	459,447
545,934	Structured Adjustable Rate Mortgage Loan Trust, 5.109% due 10/25/35 (a)(b)	517,325
	Structured Asset Mortgage Investments Inc.:
80,732	7.568% due 8/25/35 (a)(b)	81,401
845,391	4.999% due 5/25/36 (a)(b)	793,895
400,976	Structured Asset Securities Corp., 5.069% due 4/25/35 (a)(b)	388,732
866,008	Thornburg Mortgage Securities Trust, 5.035% due 1/25/36 (a)(b)	838,025
	Washington Mutual Inc.:
700,000	4.425% due 8/25/35 (a)(b)	688,123
668,466	5.059% due 12/25/45 (a)(b)	633,392
361,178	5.079% due 12/25/45 (a)(b)	341,530
	Washington Mutual Mortgage Pass-Through Certificates:
343,995	5.503% due 9/25/36 (a)(b)	346,370
845,548	5.598% due 7/25/47 (a)(b)	760,993
278,330	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 5/25/36 (a)(b)	277,782

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $20,540,468)	20,069,637

COLLATERALIZED SENIOR LOANS — 0.3%
IT Services — 0.3%
250,000	First Data Corp., 7.960% due 10/15/14 (a)(b) (Cost — $240,222)	238,054

CONVERTIBLE NOTE — 0.1%
Automobiles — 0.1%
60,000	Ford Motor Co., Senior Note, 4.250% due 12/15/36 (b) (Cost — $60,000)	59,925

CORPORATE BONDS & NOTES — 35.7%
Aerospace & Defense — 0.3%
50,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13 (b)	50,000
175,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12 (b)	180,031

	Total Aerospace & Defense	230,031

Airlines — 0.3%
4,717	Continental Airlines Inc., Pass-Through Certificates, 6.541% due 3/15/08 (b)	4,682

See Notes to Financial Statements.

12  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Airlines — 0.3% (continued)
	Delta Air Lines Inc., Pass-Through Certificates:
$200,000	7.570% due 11/18/10 (b)	$202,225
100,000	6.821% due 8/10/22 (b)(d)	95,250

	Total Airlines	302,157

Auto Components — 0.0%
30,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10 (b)	26,700

Automobiles — 0.9%
375,000	DaimlerChrysler North America Holding Corp., Notes, 4.050% due 6/4/08 (b)	373,595
	Ford Motor Co.:
	Debentures:
10,000	6.625% due 10/1/28 (b)	6,700
25,000	8.900% due 1/15/32 (b)	19,500
345,000	Notes, 7.450% due 7/16/31 (b)	257,887
	General Motors Corp., Senior Debentures:
160,000	8.250% due 7/15/23 (b)	128,000
5,000	8.375% due 7/15/33 (b)	4,050

	Total Automobiles	789,732

Capital Markets — 2.0%
140,000	Bear Stearns Co. Inc., Subordinated Notes, 5.550% due 1/22/17 (b)	125,686
90,000	Credit Suisse Guernsey Ltd., 5.860% due 5/17/17 (a)(b)(f)	80,708
220,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10 (b)	219,402
625,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 4.500% due 7/26/10 (b)	618,368
	Morgan Stanley:
80,000	Medium-Term Notes, 5.659% due 10/18/16 (a)(b)	74,769
600,000	Subordinated Notes, 4.750% due 4/1/14 (b)	562,856
20,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (b)(d)	22,767

	Total Capital Markets	1,704,556

Chemicals — 0.2%
80,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17 (d)	80,400
10,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (b)	8,025
75,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12 (b)	80,813

	Total Chemicals	169,238

Commercial Banks — 3.0%
	Glitnir Banki HF:
190,000	Notes, 6.330% due 7/28/11 (d)	185,891
170,000	Subordinated Notes, 6.693% due 6/15/16 (a)(b)(d)	171,385

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  13

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Commercial Banks — 3.0% (continued)
	ICICI Bank Ltd., Subordinated Bonds:
$120,000	6.375% due 4/30/22 (a)(d)	$107,565
118,000	6.375% due 4/30/22 (a)(d)	106,997
340,000	Landsbanki Islands HF, 6.100% due 8/25/11 (d)	335,360
150,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(d)(f)	149,047
120,000	Royal Bank of Scotland Group PLC, Bonds, 6.990% due 10/5/17 (a)(d)(f)	119,848
160,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(d)	163,412
170,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(d)(f)	144,553
80,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 1/15/36 (a)(b)	66,780
	TuranAlem Finance BV, Bonds:
270,000	8.250% due 1/22/37 (d)	231,525
210,000	8.250% due 1/22/37 (b)(d)	179,550
510,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (b)	499,329
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36 (b)	93,637

	Total Commercial Banks	2,554,879

Commercial Services & Supplies — 0.4%
50,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11 (b)	47,250
50,000	Interface Inc., Senior Notes, 10.375% due 2/1/10 (b)	52,625
250,000	Waste Management Inc., Senior Note, 6.375% due 11/15/12 (b)	264,606

	Total Commercial Services & Supplies	364,481

Consumer Finance — 4.2%
120,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (a)(b)	121,873
	Ford Motor Credit Co.:
	Notes:
650,000	7.375% due 10/28/09 (b)	612,061
410,000	7.875% due 6/15/10 (b)	378,497
	Senior Notes:
600,000	5.800% due 1/12/09 (b)	569,653
183,000	10.241% due 6/15/11 (a)(b)	173,615
	General Motors Acceptance Corp.:
20,000	Bonds, 8.000% due 11/1/31 (b)	16,817
	Notes:
60,000	5.125% due 5/9/08 (b)	59,342
250,000	5.625% due 5/15/09 (b)	235,941
10,000	7.250% due 3/2/11 (b)	8,771
375,000	6.875% due 9/15/11 (b)	321,060
460,000	6.625% due 5/15/12 (b)	382,750
175,000	6.750% due 12/1/14 (b)	141,329
70,000	Senior Notes, 5.850% due 1/14/09 (b)	66,960

See Notes to Financial Statements.

14  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Consumer Finance — 4.2% (continued)
	SLM Corp., Medium-Term Notes:
$160,000	5.000% due 10/1/13 (b)	$140,410
335,000	5.375% due 5/15/14 (b)	298,228
40,000	5.050% due 11/14/14 (b)	34,622
50,000	5.625% due 8/1/33 (b)	38,761

	Total Consumer Finance	3,600,690

Containers & Packaging — 0.2%
	Graham Packaging Co. Inc.:
30,000	8.500% due 10/15/12 (b)	28,200
10,000	Senior Subordinated Notes, 9.875% due 10/15/14 (b)	9,250
75,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (b)	74,437
25,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (b)(g)	313
50,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12 (b)	49,875

	Total Containers & Packaging	162,075

Diversified Consumer Services — 0.1%
	Service Corp. International, Senior Notes:
20,000	7.625% due 10/1/18 (b)	20,200
35,000	7.500% due 4/1/27 (b)	32,375

	Total Diversified Consumer Services	52,575

Diversified Financial Services — 4.1%
200,000	AGFC Capital Trust I, 6.000% due 1/15/67 (a)(d)	181,677
160,000	Aiful Corp., Notes, 5.000% due 8/10/10 (d)	157,120
400,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17 (b)	387,209
330,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (d)	340,306
110,000	European Investment Bank, 4.625% due 3/21/12 (b)	112,747
300,000	General Electric Capital Corp., 6.375% due 11/15/67 (a)(b)	310,311
530,000	HSBC Finance Corp., Notes, 4.625% due 1/15/08 (b)	529,918
	JPMorgan Chase & Co.:
130,000	5.150% due 10/1/15 (b)	125,581
	Subordinated Notes:
340,000	6.625% due 3/15/12 (b)	358,850
260,000	5.125% due 9/15/14 (b)	255,203
	Residential Capital LLC, Senior Notes:
20,000	7.814% due 4/17/09 (a)(b)	14,300
50,000	7.615% due 5/22/09 (a)(b)	35,750
435,000	7.500% due 2/22/11 (b)	272,962
	TNK-BP Finance SA:
200,000	7.500% due 7/18/16 (b)(d)	194,250
100,000	Senior Notes, 7.875% due 3/13/18 (b)(d)	99,250
50,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15 (b)	37,250
75,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14 (b)	72,562

	Total Diversified Financial Services	3,485,246

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  15

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Diversified Telecommunication Services — 2.2%
	Citizens Communications Co.:
$20,000	Senior Bonds, 7.125% due 3/15/19 (b)	$19,100
30,000	Senior Notes, 7.875% due 1/15/27 (b)	28,725
260,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16 (b)	260,666
	Intelsat Corp.:
15,000	9.000% due 6/15/16 (b)	15,188
16,000	Senior Notes, 9.000% due 8/15/14 (b)	16,160
200,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (b)	214,625
40,000	Level 3 Financing Inc., 9.250% due 11/1/14 (b)	36,400
95,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14 (b)	95,237
25,000	Qwest Corp., Notes, 8.875% due 3/15/12 (b)	26,875
425,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15 (b)	414,705
585,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13 (b)	604,519
60,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12 (b)	63,719
45,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (b)	47,475

	Total Diversified Telecommunication Services	1,843,394

Electric Utilities — 1.3%
	Duke Energy Corp., Senior Notes:
300,000	4.200% due 10/1/08 (b)	298,168
14,000	5.625% due 11/30/12 (b)	14,546
195,000	Exelon Corp., Bonds, 5.625% due 6/15/35 (b)	174,716
	FirstEnergy Corp., Notes:
150,000	6.450% due 11/15/11 (b)	155,024
285,000	7.375% due 11/15/31 (b)	313,630
130,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34 (b)	130,208

	Total Electric Utilities	1,086,292

Energy Equipment & Services — 0.1%
55,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (b)	53,488

Food & Staples Retailing — 0.2%
180,000	CVS Caremark Corp., 6.943% due 1/10/30 (d)	181,043

Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
100,000	7.250% due 6/15/10 (b)	91,500
27,000	8.875% due 3/15/11 (b)	25,110

	Total Food Products	116,610

Health Care Providers & Services — 0.7%
60,000	Community Health Systems Inc., 8.875% due 7/15/15 (b)	61,425
65,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13 (b)	65,000
	HCA Inc.:
110,000	9.250% due 11/15/16 (b)	115,775

See Notes to Financial Statements.

16  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Health Care Providers & Services — 0.7% (continued)
	Senior Notes:
$151,000	5.750% due 3/15/14 (b)	$126,085
14,000	6.500% due 2/15/16 (b)	11,900
33,000	Senior Secured Notes, 9.625% due 11/15/16 (b)(h)	34,980
75,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (b)	75,375
	Tenet Healthcare Corp., Senior Notes:
75,000	7.375% due 2/1/13 (b)	66,000
15,000	6.875% due 11/15/31 (b)	11,250
10,000	WellPoint Inc., 5.875% due 6/15/17 (b)	10,086

	Total Health Care Providers & Services	577,876

Hotels, Restaurants & Leisure — 0.7%
	Caesars Entertainment Inc.:
50,000	Senior Notes, 7.000% due 4/15/13 (b)	57,267
25,000	Senior Subordinated Notes, 8.125% due 5/15/11 (b)	23,375
30,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13 (b)	27,450
75,000	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12 (b)	49,312
50,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (b)	47,250
	MGM Mirage Inc.:
80,000	Notes, 6.750% due 9/1/12 (b)	78,300
70,000	Senior Notes, 7.625% due 1/15/17 (b)	69,475
75,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12 (b)	76,125
	Station Casinos Inc.:
15,000	Senior Notes, 7.750% due 8/15/16 (b)	13,613
75,000	Senior Subordinated Notes, 6.500% due 2/1/14 (b)	56,625
125,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (d)	126,875

	Total Hotels, Restaurants & Leisure	625,667

Independent Power Producers & Energy Traders — 2.3%
	AES Corp.:
50,000	7.750% due 10/15/15 (d)	51,000
280,000	8.000% due 10/15/17 (d)	287,700
	Senior Notes:
93,000	9.375% due 9/15/10 (b)	98,115
17,000	7.750% due 3/1/14 (b)	17,213
	Dynegy Holdings Inc.:
60,000	7.750% due 6/1/19 (b)	55,650
25,000	Senior Debentures, 7.125% due 5/15/18 (b)	22,250
	Edison Mission Energy, Senior Notes:
110,000	7.200% due 5/15/19 (b)	108,625
20,000	7.625% due 5/15/27 (b)	18,900
	Energy Future Holdings, Senior Notes:
120,000	10.875% due 11/1/17 (d)	121,200
670,000	11.250% due 11/1/17 (d)(h)	680,050
	NRG Energy Inc., Senior Notes:
25,000	7.250% due 2/1/14 (b)	24,437
150,000	7.375% due 2/1/16 (b)	146,625

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  17

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Independent Power Producers & Energy Traders — 2.3% (continued)
	TXU Corp., Senior Notes:
$80,000	5.550% due 11/15/14 (b)	$64,255
75,000	6.500% due 11/15/24 (b)	55,081
290,000	6.550% due 11/15/34 (b)	211,325

	Total Independent Power Producers & Energy Traders	1,962,426

Industrial Conglomerates — 0.6%
	Tyco International Group SA, Notes:
350,000	6.125% due 11/1/08 (b)	353,081
160,000	6.000% due 11/15/13 (b)	164,656

	Total Industrial Conglomerates	517,737

Insurance — 0.6%
	American International Group Inc.:
140,000	Junior Subordinated Debentures, 6.250% due 3/15/37 (b)	125,612
30,000	Medium-Term Notes, 5.850% due 1/16/18 (b)	30,253
270,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36 (b)	248,225
130,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (a)(b)	122,120

	Total Insurance	526,210

IT Services — 0.3%
250,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09 (b)	258,188
50,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (b)	51,125

	Total IT Services	309,313

Machinery — 0.0%
20,000	Terex Corp., 8.000% due 11/15/17 (b)	20,350

Media — 3.1%
170,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (b)	139,400
25,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (d)	24,500
190,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11 (b)	172,071
325,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (b)	365,000
100,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17 (b)	119,429
	Comcast Corp., Notes:
140,000	6.500% due 1/15/15 (b)	146,336
10,000	6.500% due 1/15/17 (b)	10,444
10,000	5.875% due 2/15/18 (b)	9,989
	CSC Holdings Inc.:
50,000	Senior Debentures, 8.125% due 8/15/09 (b)	51,000
50,000	Senior Notes, 6.750% due 4/15/12 (b)	48,063
48,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13 (b)	50,040
81,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13 (b)	84,645
135,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14 (b)	134,662
70,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (b)	64,575
500,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09 (b)	510,120

See Notes to Financial Statements.

18  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Media — 3.1% (continued)
	News America Inc.:
$10,000	6.650% due 11/15/37 (d)	$10,349
400,000	Notes, 5.300% due 12/15/14 (b)	398,513
290,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (b)	321,837
30,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (d)	28,988

	Total Media	2,689,961

Metals & Mining — 0.5%
80,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (b)	86,000
	Steel Dynamics Inc.:
10,000	7.375% due 11/1/12 (d)	10,100
45,000	Senior Notes, 6.750% due 4/1/15 (d)	43,650
300,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36 (b)	304,983

	Total Metals & Mining	444,733

Multi-Utilities — 0.3%
270,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (b)	277,538

Multiline Retail — 0.0%
25,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (b)	26,156

Office Electronics — 0.1%
50,000	Xerox Corp., Senior Notes, 6.400% due 3/15/16 (b)	51,245

Oil, Gas & Consumable Fuels — 5.0%
290,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31 (b)	327,001
90,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36 (b)	91,952
	Chesapeake Energy Corp., Senior Notes:
100,000	6.625% due 1/15/16	98,250
75,000	6.500% due 8/15/17 (b)	72,750
	Compagnie Generale de Geophysique SA, Senior Notes:
15,000	7.500% due 5/15/15 (b)	15,263
55,000	7.750% due 5/15/17 (b)	55,825
355,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (b)	406,633
	El Paso Corp., Medium-Term Notes:
225,000	7.375% due 12/15/12 (b)	231,480
30,000	7.750% due 1/15/32 (b)	30,602
100,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (b)	96,750
175,000	Gaz Capital SA, Notes, 8.625% due 4/28/34 (b)(d)	219,625
230,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (d)	221,237
230,000	Hess Corp., Notes, 7.300% due 8/15/31 (b)	259,120
240,000	Intergas Finance BV, 6.375% due 5/14/17 (b)(d)	216,000
	Kerr-McGee Corp.:
160,000	6.950% due 7/1/24 (b)	171,339
410,000	Notes, 7.875% due 9/15/31 (b)	490,304
	Kinder Morgan Energy Partners LP:
150,000	6.750% due 3/15/11 (b)	157,471

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  19

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Oil, Gas & Consumable Fuels — 5.0% (continued)
	Senior Notes:
$30,000	6.300% due 2/1/09 (b)	$30,396
20,000	6.000% due 2/1/17 (b)	20,034
	OPTI Canada Inc., Senior Secured Notes:
40,000	7.875% due 12/15/14 (d)	39,300
45,000	8.250% due 12/15/14 (d)	44,775
20,000	Peabody Energy Corp., 6.875% due 3/15/13 (b)	20,200
	Pemex Project Funding Master Trust:
40,000	6.625% due 6/15/35 (b)(d)	42,361
25,000	Senior Bonds, 6.625% due 6/15/35 (b)	26,476
190,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16 (b)	194,750
50,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16 (b)	49,375
10,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)(d)	9,550
20,000	Tennessee Gas Pipeline Co., 7.625% due 4/1/37 (b)	21,612
75,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14 (b)	74,625
	Williams Cos. Inc.:
130,000	Debentures, 7.500% due 1/15/31 (b)	140,400
	Notes:
55,000	7.875% due 9/1/21 (b)	61,256
174,000	8.750% due 3/15/32 (b)	213,585
	Senior Notes:
75,000	7.625% due 7/15/19 (b)	81,656
40,000	7.750% due 6/15/31 (b)	44,000
40,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12 (b)	43,766

	Total Oil, Gas & Consumable Fuels	4,319,719

Paper & Forest Products — 0.2%
190,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (b)	199,708

Pharmaceuticals — 0.2%
150,000	Wyeth, 5.950% due 4/1/37 (b)	150,918

Real Estate Investment Trusts (REITs) — 0.1%
50,000	Host Marriott LP, Senior Notes, 6.375% due 3/15/15 (b)	49,000

Real Estate Management & Development — 0.1%
150,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (d)	94,875

Road & Rail — 0.0%
	Hertz Corp.:
25,000	Senior Notes, 8.875% due 1/1/14 (b)	25,469
10,000	Senior Subordinated Notes, 10.500% due 1/1/16 (b)	10,400

	Total Road & Rail	35,869

Thrifts & Mortgage Finance — 0.1%
	Countrywide Financial Corp., Medium-Term Notes:
80,000	5.076% due 6/18/08 (a)(b)	70,775
70,000	5.384% due 1/5/09 (a)(b)	55,471

	Total Thrifts & Mortgage Finance	126,246

See Notes to Financial Statements.

20  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

Tobacco — 0.2%
$150,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (b)	$167,954

Wireless Telecommunication Services — 1.0%
80,000	America Movil SAB de CV, 5.625% due 11/15/17 (b)	78,567
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12 (b)	25,875
	Nextel Communications Inc., Senior Notes:
160,000	6.875% due 10/31/13 (b)	157,750
205,000	7.375% due 8/1/15 (b)	202,003
325,000	Sprint Capital Corp., Senior Notes, 8.375% due 3/15/12 (b)	352,295

	Total Wireless Telecommunication Services	816,490

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $31,525,369)	30,713,178

SOVEREIGN BONDS — 2.0%
Italy — 0.4%
325,000	Region of Lombardy, 5.804% due 10/25/32 (b)	350,400

Mexico — 0.6%
	United Mexican States:
66,000	10.375% due 2/17/09 (b)	70,455
	Medium-Term Notes, Series A:
145,000	5.875% due 1/15/14 (b)	151,162
270,000	5.625% due 1/15/17 (b)	273,505
56,000	6.750% due 9/27/34 (b)	61,964

	Total Mexico	557,086

Russia — 0.3%
	Russian Federation:
2,778	8.250% due 3/31/10 (b)(d)	2,883
175,000	11.000% due 7/24/18 (b)(d)	251,326
9,900	7.500% due 3/31/30 (b)(d)	11,311

	Total Russia	265,520

Supranational — 0.7%
540,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12 (b)	576,718

	TOTAL SOVEREIGN BONDS
	(Cost — $1,649,730)	1,749,724

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 3.4%
U.S. Government Agencies — 1.2%
400,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17 (b)(d)	414,420
260,000	Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36 (b)	285,749
270,000	Tennessee Valley Authority, 5.980% due 4/1/36 (b)	308,119

	Total U.S. Government Agencies	1,008,288

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  21

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

U.S. Government Obligations — 2.2%
	U.S. Treasury Bonds:
$60,000	8.875% due 8/15/17 (b)	$82,575
10,000	6.125% due 11/15/27 (b)	12,113
100,000	6.125% due 8/15/29 (b)(i)	122,367
135,000	5.375% due 2/15/31 (b)(i)	152,139
120,000	4.750% due 2/15/37 (b)	125,625
3,000	U.S. Treasury Notes, 5.125% due 5/15/16 (b)	3,248
3,020,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.343% due 11/15/24 (b)	1,381,384

	Total U.S. Government Obligations	1,879,451

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $2,661,586)	2,887,739

Shares

COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
176,627	Home Interiors & Gifts Inc. (e)(j)*	0

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
1,014	Axiohm Transaction Solutions Inc. (e)(j)*	0

	TOTAL COMMON STOCKS
	(Cost — $65,741)	0

PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Thrifts & Mortgage Finance — 0.6%
11,000	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (b)	287,650
400	Federal National Mortgage Association (FNMA), 7.000% (a)	18,536
8,000	Federal National Mortgage Association (FNMA), 8.250% (b)	206,000

	TOTAL PREFERRED STOCKS
	(Cost — $496,280)	512,186

Warrants

WARRANTS — 0.1%
1,250	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (a)(b)*	46,875
117,036	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (e)(j)*	0

	TOTAL WARRANTS
	(Cost — $0)	46,875

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $109,513,492)	107,454,240

See Notes to Financial Statements.

22  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Face
Amount	Security	Value

SHORT-TERM INVESTMENTS — 2.6%
U.S. Government Agency — 0.2%
$170,000	Federal National Mortgage Association (FNMA), Discount Notes, 4.208% — 5.203% due 3/17/08 (i)(k) (Cost — $168,328)	$168,554

Repurchase Agreement — 2.4%
2,089,000	Morgan Stanley repurchase agreement dated 12/31/07, 4.250% due 1/2/08; Proceeds at maturity — $2,089,493; (Fully collateralized by U.S. government agency obligation, 0.000% due 1/10/08; Market value — $2,132,438) (Cost — $2,089,000) (b)	2,089,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $2,257,328)	2,257,554

	TOTAL INVESTMENTS — 127.8%
	(Cost — $111,770,820#)	109,711,794
	Liabilities in Excess of Other Assets — (27.8)%	(23,887,935)

	TOTAL NET ASSETS — 100.0%	$85,823,859

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2007.

(b)	All or a portion of this security is segregated for open futures contracts, written options and to-be-announced (“TBA’s”).

(c)	This security is traded on a TBA basis (See Note 1).

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is currently in default.

(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $111,780,740.

 Abbreviation used in this schedule:

IO —	Interest Only

Schedule of Options Written

		Expiration	Strike
Contracts	Security	Date	Price	Value

33	U.S. Treasury Notes 10-Year Futures, Call	2/22/08	$111	$93,844
4	U.S. Treasury Notes 10-Year Futures, Call	2/22/08	112	8,560
11	U.S. Treasury Notes 10-Year Futures, Put	2/22/08	107	516
18	U.S. Treasury Notes 10-Year Futures, Put	2/22/08	112	13,500

	TOTAL OPTIONS WRITTEN
	(Premiums received — $48,264)			$116,420

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  23

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $111,770,820)	$109,711,794
Cash	349
Interest receivable	805,395
Receivable for securities sold	634,054
Receivable from broker — variation margin on open futures contracts	73,254
Principal paydown receivable	51,886
Prepaid expenses	3,391

Total Assets	111,280,123

LIABILITIES:
Payable for securities purchased	25,168,475
Options written, at value (premium received $48,264)	116,420
Payable for Fund shares repurchased	50,646
Investment management fee payable	47,833
Trustees’ fees payable	5,597
Accrued expenses	67,293

Total Liabilities	25,456,264

Total Net Assets	$85,823,859

NET ASSETS:
Par value (Note 6)	$86
Paid-in capital in excess of par value	88,415,924
Undistributed net investment income	236,575
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(599,661)
Net unrealized depreciation on investments, futures contracts and options written	(2,229,065)

Total Net Assets	$85,823,859

Shares Outstanding:
Class I	8,644,656

Class II	50

Net Asset Value:
Class I	$9.93

Class II	$9.93

See Notes to Financial Statements.

24	Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Interest	$5,554,936
Dividends	8,226
Income from securities lending	101

Total Investment Income	5,563,263

EXPENSES:
Investment management fee (Note 2)	607,581
Legal fees	61,494
Shareholder reports (Note 4)	51,403
Audit and tax	28,659
Trustees’ fees	10,822
Custody fees	5,228
Insurance	1,452
Transfer agent fees (Note 4)	191
Distribution fees (Notes 2 and 4)	1
Miscellaneous expenses	9,347

Total Expenses	776,178
Less: Fee waivers and/or expense reimbursements (Note 2)	(50)
Fees paid indirectly (Note 1)	(212)

Net Expenses	775,916

Net Investment Income	4,787,347

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	388,634
Futures contracts	(706,903)
Options written	93,360
Foreign currency transactions	(88)

Net Realized Loss	(224,997)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,623,393)
Futures contracts	(79,976)
Options written	(71,923)
Foreign currencies	(33)

Change in Net Unrealized Appreciation/Depreciation	(2,775,325)

Net Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(3,000,322)

Increase in Net Assets From Operations	$1,787,025

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report	25

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006

OPERATIONS:
Net investment income	$4,787,347	$5,233,218
Net realized loss	(224,997)	(595,956)
Change in net unrealized appreciation/depreciation	(2,775,325)	349,513

Increase in Net Assets From Operations	1,787,025	4,986,775

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(4,250,003)	(5,240,003)
Net realized gains	—	(93,746)

Decrease in Net Assets From Distributions to Shareholders	(4,250,003)	(5,333,749)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	8,601,847	13,942,599
Reinvestment of distributions	4,250,003	5,333,749
Cost of shares repurchased	(22,533,404)	(24,092,749)

Decrease in Net Assets From Fund Share Transactions	(9,681,554)	(4,816,401)

Decrease in Net Assets	(12,144,532)	(5,163,375)
NET ASSETS:
Beginning of year	97,968,391	103,131,766

End of year*	$85,823,859	$97,968,391

* Includes undistributed (overdistributed) net investment income of:	$236,575	$(1,612)

See Notes to Financial Statements.

26	Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2007(2)		2006(1)(2)		2005(1)(2)		2004(1)		2003(1)

Net Asset Value, Beginning of Year	$10.24		$10.31		$10.88		$10.89		$10.39

Income (Loss) From Operations:
Net investment income	0.53		0.54		0.50		0.52		0.56
Net realized and unrealized gain (loss)	(0.33)		(0.02)		(0.23)		0.20		0.81

Total Income From Operations	0.20		0.52		0.27		0.72		1.37

Less Distributions From:
Net investment income	(0.51)		(0.58)		(0.53)		(0.53)		(0.61)
Net realized gains	—		(0.01)		(0.31)		(0.20)		(0.26)

Total Distributions	(0.51)		(0.59)		(0.84)		(0.73)		(0.87)

Net Asset Value, End of Year	$9.93		$10.24		$10.31		$10.88		$10.89

Total Return(3)	1.99%		5.03%		2.47%		6.65%		13.23%

Net Assets, End of Year (000s)	$85,823		$97,968		$103,132		$102,739		$97,277

Ratios to Average Net Assets:
Gross expenses	0.83%		0.83	%(5)	0.96%		0.98%		1.00%
Net expenses(6)	0.83	(4)	0.83	(5)(7)	0.96		0.98		1.00
Net investment income	5.12		5.13		4.58		4.76		4.96

Portfolio Turnover Rate	79	%(8)	209	%(8)	104	%(8)	70	%(8)	72%

(1)	For a share of capital stock outstanding for the periods prior to April 30, 2007.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

(4)	There was no impact to the expense ratios as a result of fees paid indirectly.

(5)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.81% (Note 10).

(6)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate for the years ended December 31, 2007, 2006, 2005, and 2004 would have been 579%, 619%, 533% and 441%, respectively.

See Notes to Financial Statements.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report	27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class II Shares	2007(1)(2)

Net Asset Value, Beginning of Period	$10.25

Income (Loss) From Operations:
Net investment income	0.44
Net realized and unrealized loss	(0.29)

Total Income From Operations	0.15

Less Distributions From:
Net investment income	(0.47)

Total Distributions	(0.47)

Net Asset Value, End of Period	$9.93

Total Return(3)	1.48%

Net Assets, End of Period (000s)	$1

Ratios to Average Net Assets:
Gross expenses	12.36	%(4)
Net expenses	1.25	(4)(5)(6)(7)
Net investment income	4.74	(4)

Portfolio Turnover Rate	79	%(8)

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period February 2, 2007 (inception date) to December 31, 2007.

(3)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	There was no impact to the expense ratios as a result of fees paid indirectly.

(6)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class II shares will not exceed 1.25%.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	Excluding mortgage dollar rolls transactions. If mortgage dollar roll transactions had been included, the Portfolio turnover rate would have been 579%.

See Notes to Financial Statements.

28	Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable Strategic Bond Portfolio (the “Fund”), is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Variable Portfolios I, Inc. (the “Company”), a Maryland Corporation registered under the 1940 Act.
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies or through eligible pensions or other qualified plans.
The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  29

Notes to Financial Statements (continued)

received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.
The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

30  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(f) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained, at all times, in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund continues to receive interest or dividends on the securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Fund incurs the risk of any loss on the securities on loan, as well as the potential loss on investments purchased with cash collateral received from securities lending.
(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA securities, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(h) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.
The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  31

Notes to Financial Statements (continued)

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(j) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying

32  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.
(k) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
(l) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(m) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
(n) Fees Paid Indirectly. The Fund’s custodian calculates its fees based on the Fund’s average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operation.
(o) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  33

Notes to Financial Statements (continued)

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Loss	Capital

(a)	$(24,490)	—	$24,490

(b)	(274,667)	$274,667	—

(a)	Reclassifications are primarily due to a prior year taxable overdistribution and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and income from mortgage backed securities treated as capital gains for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 30 basis points on the assets managed by Western Asset Limited.
During the year ended December 31, 2007, the Fund’s Class I and II shares had voluntary expense limitations in place of 1.00% and 1.25% respectively, of their average daily net assets. These expense limitations can be terminated at any time.
During the year ended December 31, 2007, the LMPFA waived a portion of the Fund’s Class II shares expenses in the amount of $50.
Effective January 1, 2008, the manager is permitted to recapture amounts that it has previously voluntarily waived and/or reimbursed, to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any

34  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

amount that would result, on any particular Fund business day, in the Fund’s total annual operating expenses exceeding the expense cap.
Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.
Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations

Purchases	$18,765,716	$655,328,207
Sales	20,243,349	667,835,983

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,132,027
Gross unrealized depreciation	(3,200,973)

Net unrealized depreciation	$(2,068,946)

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  35

Notes to Financial Statements (continued)

At December 31, 2007, the Fund had the following open futures contracts:

					Unrealized
	Number of	Expiration	Basis	Market	Gain
	Contracts	Date	Value	Value	(Loss)

Contracts to Buy:
Euribor	23	6/08	$8,054,292	$8,034,368	$(19,924)
Eurodollar	15	3/08	3,586,200	3,591,187	4,987
Eurodollar	15	6/08	3,565,288	3,609,563	44,275
Eurodollar	21	9/08	5,059,005	5,066,775	7,770
Eurodollar	4	12/08	962,970	966,300	3,330
Eurodollar	4	3/09	962,370	966,300	3,930
Eurodollar	4	6/09	961,070	965,100	4,030
Eurodollar	4	9/09	959,720	963,500	3,780
Germany 10 Year Bonds	39	3/08	6,579,482	6,449,528	(129,954)
U.S. Treasury Bonds	33	3/08	3,879,368	3,840,375	(38,993)
U.S. Treasury 2 Year Notes	9	3/08	1,891,951	1,892,250	299

					$(116,470)

Contracts to Sell:
U.S. Treasury 5 Year Notes	4	3/08	$441,832	$441,125	$707
U.S. Treasury 10 Year Notes	138	3/08	15,661,786	15,647,906	13,880

					$14,587

Net Unrealized Loss on Open Futures Contracts					$(101,883)

During the year ended December 31, 2007, written option transactions for the Fund were as follows:

	Number of
	Contracts	Premiums

Options written, outstanding December 31, 2006	81	$23,564
Options written	343	156,785
Options closed	(302)	(114,349)
Options expired	(56)	(17,736)

Options written, outstanding December 31, 2007	66	$48,264

At December 31, 2007, the Fund held TBA securities with a total cost of $24,528,251.

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under the plan the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets. For the year ended December 31, 2007, class specific expenses were as follows:

	Distribution	Transfer	Shareholder
	Fees	Agent Fees	Reports Expenses

Class I	—	$152	$51,390
Class II*	$1	39	13

Total	$1	$191	$51,403

*	For the period February 2, 2007 (inception date) to December 31, 2007.

36  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended	Year Ended
	December 31, 2007	December 31, 2006

Net Investment Income
Class I	$4,249,980	$5,240,003
Class II*	23	—

Total	$4,250,003	$5,240,003

Net Realized Gains
Class I	—	$93,746

*	For the period February 2, 2007 (inception date) to December 31, 2007.

6.	Shares of Beneficial Interest
At December 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 30, 2007, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share.
Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	December 31, 2007		December 31, 2006
	Shares	Amount	Shares	Amount

Class I
Shares sold	829,263	$8,601,347	1,342,934	$13,942,599
Shares issued on reinvestment	430,160	4,249,980	520,438	5,333,749
Shares repurchased	(2,178,734)	(22,533,397)	(2,301,618)	(24,092,749)

Net Decrease	(919,311)	$(9,682,070)	(438,246)	$(4,816,401)

Class II*
Shares sold	49	$500	—	—
Shares issued on reinvestment	2	23	—	—
Shares repurchased	(1)	(7)	—	—

Net Increase	50	$516	—	—

*	For the period February 2, 2007 (inception date) to December 31, 2007.

7.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006

Distributions Paid From:
Ordinary Income	$4,250,003	$5,240,092
Net Long-term Capital Gains	–	93,657

Total Distributions Paid	$4,250,003	$5,333,749

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  37

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$264,939

Capital loss carryforward*	$(283,242)
Other book/tax temporary differences(a)	(334,863)
Unrealized appreciation/(depreciation)(b)	(2,238,985)

Total accumulated earnings/(losses) — net	$(2,592,151)

*	During the taxable year ended December 31, 2007, the Fund utilized $173,488 of its capital loss carryover available from prior years. As of December 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2014	$(283,242)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8.	Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing

38  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the Plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.
Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

9.	Other Matters
As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  39

Notes to Financial Statements (continued)

sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).
The Subject Trust is also named in the complaint as a nominal defendant.
The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.
In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7,

40  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

10.	Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies.
The portions of these costs borne by the Fund are deemed extraordinary, therefore, not subject to expense limitation agreements, if applicable.

11.	Recent Accounting Pronouncement
On September 20, 2006, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report  41

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable Strategic Bond Portfolio, a series of Legg Mason Partners Variable Income Trust (formerly a series of Legg Mason Partners Variable Portfolios I, Inc.) as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2004 were audited by other independent registered public accountants whose report thereon, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable Strategic Bond Portfolio as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 19, 2008

42  Legg Mason Partners Variable Strategic Bond Portfolio 2007 Annual Report

Board Approval of Management and Subadvisory
Agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Variable Strategic Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Board Members, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser.

Background
The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadvisers and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board Approval of Management Agreement and Sub-Advisory Agreements
The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the

Legg Mason Partners Variable Strategic Bond Portfolio  43

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Management Agreement and the Sub-Advisory Agreements, and each Board Member attributed different weight to the various factors.

Nature, Extent and Quality of the Services under the Management
Agreement and Sub-Advisory Agreements
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.
The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.
The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund Performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received

44  Legg Mason Partners Variable Strategic Bond Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.
The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified as global income funds underlying variable insurance products by Lipper, showed, among other data, that the Fund’s performance for the 1- and 5-year periods ended June 30, 2007 was above the median and that performance for the 3-year period ended June 30, 2007 was lower than the median. Management noted that there has been a change in the portfolio management team, effective December 2005, which was implemented in an attempt to improve the Fund’s results over time. The potential impact of such change was, therefore, not fully reflected in the Lipper materials.
Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadvisers is paid directly or indirectly by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.
Additionally, the Board received and considered information comparing the Contractual Management Fees and the Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.
The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Legg Mason Partners Variable Strategic Bond Portfolio  45

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.
The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of funds (including the Fund) classified as global income funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Contractual Fee was below the median and Actual Management Fee (which reflects a fee waiver) was at the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.
Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager Profitability
The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels.
The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.
The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

46  Legg Mason Partners Variable Strategic Bond Portfolio

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)

Other Benefits to the Manager and the Subadvisers
The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.
In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Variable Strategic Bond Portfolio  47

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Variable Strategic Bond Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	5 Years	Trustee	Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

48  Legg Mason Partners Variable Strategic Bond Portfolio

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	5 Years	Trustee	Trustee

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC, President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)	68	Director, Andersen Calhoun (assisted living) (since 1987)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Legg Mason Partners Variable Strategic Bond Portfolio  49

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	5 Years	Trustee	Trustee

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director of Cardinal Financial Corp. (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

50  Legg Mason Partners Variable Strategic Bond Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	5 Years	Trustee	Trustee

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 149 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Legg Mason Partners Variable Strategic Bond Portfolio  51

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	5 Years	Trustee	Trustee

Officers:
Frances M. Guggino Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

52  Legg Mason Partners Variable Strategic Bond Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	5 Years	Trustee	Trustee

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason	N/A	N/A

David Castano Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

Legg Mason Partners Variable Strategic Bond Portfolio  53

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office(1) and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund(1)	Served(2)	5 Years	Trustee	Trustee

Matthew Plastina Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners fund complex.

(3)	Mr. Gerken is an “interested person” of the Fund or Officer as defined in the Investment Company Act of 1940, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

54  Legg Mason Partners Variable Strategic Bond Portfolio

(This page intentionally left blank.)

(This page intentionally left blank.)

Legg Mason Partners
Variable Strategic
Bond Portfolio

TRUSTEES
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

INVESTMENT MANAGER
Legg Mason Partners Fund
  Advisor, LLC

SUBADVISERS
Western Asset Management
  Company
Western Asset Management
  Company Limited

DISTRIBUTOR
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust
  Company

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable Strategic Bond Portfolio. It is not for distribution to prospective investors unless accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

 2008 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FD04118 2/08  SR08-508

Legg Mason Partners
Variable Strategic
Bond Portfolio
The Fund is a separate investment series of the Legg Mason Partners Variable Income Trust, a Maryland business trust.
LEGG MASON PARTNERS VARIABLE STRATEGIC BOND PORTFOLIO
Legg Mason Partners Funds
55 Water Street
32nd Floor
New York, New York 10041
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,500 in 2006 and $66,100 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $7,500 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,996 in 2006, which was performed by PwC and KPMG and $8,300 in 2007 performed by KPMG. These services consisted of (i) review or preparation of U.S.

federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LPMFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

b)	Not applicable
ITEM 6. SCHEDULE OF INVESTMENTS.
     Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust
By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: March 5, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Variable Income Trust

Date: March 5, 2008

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of Legg Mason Partners Variable Income Trust

Date: March 5, 2008